UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 30, 2008


                              BIGSTRING CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                      000-51661              20-0297832
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


 3 Harding Road, Suite E, Red Bank, New Jersey                     07701
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (732) 741-2840



         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

         Item 8.01.     Other Events.
         ---------      ------------

         On January 30, 2008, BigString Corporation ("BigString") issued a press release announcing that James Terry has been named Chief Technology Officer of BigString. A copy of the press release is attached hereto as Exhibit 99.1.
                                                             ------------

         On February 11, 2008, BigString issued another press release announcing that BigString Interactive Inc., a wholly-owned subsidiary of BigString, has launched a new application that enables Facebook users to broadcast their original live video content. A copy of the press release is attached hereto as
Exhibit 99.2.
------------

Section 9 - Financial Statements and Exhibits

         Item 9.01.     Financial Statements and Exhibits.
         ---------      ---------------------------------

              (d)       Exhibits:

             Exhibit
             Number     Description
             ------     -----------

             99.1 Press Release Re: James Terry Named Chief Technology Officer of BigString Corporation.

             99.2 Press Release Re: BigString Corporation Launches Social BigString TV Which Enables Users To Broadcast Live Video Content on Facebook.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIGSTRING CORPORATION
                                       -----------------------------------------
                                                     (Registrant)



                                       By:  /s/ Darin M. Myman
                                           -------------------------------------
                                           Darin M. Myman
                                           President and Chief Executive Officer


Date:  February 12, 2008

                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------


99.1 Press Release Re: James Terry Named Chief Technology Officer of BigString Corporation.

99.2 Press Release Re: BigString Corporation Launches Social BigString TV Which Enables Users To Broadcast Live Video Content on Facebook.